Managed Municipals
                               Portfolio II Inc.


                                 Annual Report
                                August 31, 1995




                            [ARTWORK APPEARS HERE]

                              Managed Municipals
                               Portfolio II Inc.

--------------------------------------------------------------------------------
                                August 31, 1995
--------------------------------------------------------------------------------

Dear Shareholder:

     We are pleased to provide the annual report for Managed Municipals Portfolio II Inc. for the year ended August 31, 1995. During the past 12 months the Portfolio distributed income dividends totaling $0.677 per share. The Portfolio has declared monthly dividends payable in October and November of $0.063 per share. The table below shows the annualized distribution rates based on the Portfolio's August 31, 1995 net asset value (NAV) per share and New York Stock Exchange closing price:

                                                   Annualized
                                                Distribution Rate
                                                -----------------
               $12.36 (NAV)                            6.12%
               $11.625 (NYSE)                          6.50%

     The Portfolio's total return for the past three months was 0.82%. For the year ended August 31, 1995, the total return was 8.86%. In comparison, the average total return for all 61 closed-end municipal funds were 0.72% and 8.80%, respectively, for the same periods, as reported by Lipper Analytical Services Inc. Although the Portfolio performed well it continues to trade at discount to its net asset value, as do many other closed-end funds.

     Fall 1994 was a difficult time in the municipal market. Interest rates had been pushed upward by the Federal Reserve Board in an effort to control inflation causing turmoil in both the fixed income and equity markets. Nevertheless, we chose to view these trying conditions as an opportunity. To position the Portfolio for what we believed would be a better environment for bonds in 1995, we concentrated on buying high-quality bonds with fairly long maturities and discount coupons. These securities enabled us to maximize our participation in the rally that began in December 1994.

     The bond markets rallied on news of a moderating economy and a positive inflation outlook. These conditions still prevail and should continue for the balance of 1995. We will maintain our current approach unless the economic picture changes or the rally gets close to the peak bond prices of 1993. If either event occurs we will invest in higher-coupon bonds and maturities of shorter duration than currently comprise the Portfolio.

     We have not altered our late-fall 1994 approach to any degree because the economic climate is quite favorable for the fixed-income markets. We believe, however, that bond prices will not rise much further from today's levels. In our view, if economic growth remains slow and inflation stays under control then municipals should stay comfortably in their current price range for the remainder of 1995.

     Thank you for your confidence in our investment management. If you have any questions about the Portfolio, please call The Shareholder Services Group at
(800) 331-1710.

Sincerely,

/s/ Heath B. McLendon                             /s/ Joseph P. Deane

Heath B. McLendon                                 Joseph P. Deane
Chairman and Investment Officer                   Vice President

September 22, 1995

--------------------------------------------------------------------------------
                            Schedule of Investments
                                August 31, 1995
--------------------------------------------------------------------------------

    Face
   Amount             Rating                   Security                                               Value
-------------------------------------------------------------------------------------------------------------
----------------------------------
Municipal Bonds and Notes -- 93.8%
----------------------------------
Alaska -- 2.1%
$ 2,895,000             A*           Alaska Industrial Development & Export
                                     Authority, Series A, 6.500% due 4/1/14                      $  2,945,663
-------------------------------------------------------------------------------------------------------------
California -- 9.3%
  4,240,000             AA           California State, Department of Water
                                     Resources, (Central Valley Project), Series L,
                                     5.750% due 12/1/19                                             4,065,100
                                     Los Angeles, California:
  4,000,000             AAA             Convention & Exhibition Center, Authority
                                        Lease Revenue, MBIA-Insured,
                                        5.125% due 8/15/21                                          3,530,000
  2,000,000             AAA             Waste Water System Revenue, Series D,
                                        FGIC-Insured, 5.200% due 11/1/21                            1,782,500
  2,000,000             AAA          Los Angeles County, CA Metropolitan
                                     Transportation Authority, MBIA-Insured,
                                     5.625% due 7/1/18                                              1,912,500
    835,000             A*           Redding, CA Joint Powers Authority,
                                     Solid Waste and Corporation Yard, Series A,
                                     5.000% due 1/1/05                                                775,506
  1,000,000             AAA          San Jose, CA Redevelopment Agency,
                                     Tax Revenue Project, MBIA-Insured,
                                     5.250% due 8/1/16                                                913,750
-------------------------------------------------------------------------------------------------------------
                                                                                                   12,979,356
-------------------------------------------------------------------------------------------------------------
Colorado -- 12.0%
  2,000,000             Baa*         Arapahoe County, CO Improvement
                                     Highway Revenue, 7.000% due 8/31/26                            2,052,500
  4,000,000             BBB          Colorado Spring, CO Airport Revenue,
                                     Series A, 7.000% due 1/1/22                                    4,155,000
 30,000,000             Aaa*         Dawson Ridge, CO Metropolitan District #1,
                                     Series A, (Escrowed to Maturity with
                                     U.S. Government Securities), zero coupon
                                     due 10/1/22+                                                   4,537,500
  6,250,000             Baa*         Denver, CO Airport Revenue, Series C,
                                     6.125% due 11/15/25                                            5,906,250
-------------------------------------------------------------------------------------------------------------
                                                                                                   16,651,250
-------------------------------------------------------------------------------------------------------------

See Notes to
Financial Statements.

--------------------------------------------------------------------------------
                            Schedule of Investments
                          August 31, 1995 (continued)
--------------------------------------------------------------------------------

    Face
   Amount             Rating                   Security                                               Value
-------------------------------------------------------------------------------------------------------------
----------------------------------------------
Municipal Bonds and Notes -- 93.8% (continued)
----------------------------------------------
Connecticut -- 1.4%
                                     Connecticut State, GO Bonds, Series A:
$ 1,000,000             Aa*             5.800% due 3/15/12                                       $  1,010,000
  1,000,000             Aa*             5.800% due 3/15/13                                          1,006,250
-------------------------------------------------------------------------------------------------------------
                                                                                                    2,016,250
-------------------------------------------------------------------------------------------------------------
Florida -- 10.3%
  3,000,000             Aaa*         Dade County, FL Aviation Agency Revenue,
                                     Series B, MBIA-Insured, 6.000% due 10/1/24                     2,996,250
  6,000,000             AA           Florida State Board of Education, Capital
                                     Outlay, Series E, 5.250% due 6/1/23                            5,452,500
  1,500,000             BBB-         Martin County, FL Industrial Development
                                     Project, Indiantown Cogeneration, Series A,
                                     7.875% due 12/15/25                                            1,642,500
  4,000,000             NR           Tampa, FL Revenue Bonds, (Aquarium Project),
                                     7.750% due 5/1/27                                              4,150,000
-------------------------------------------------------------------------------------------------------------
                                                                                                   14,241,250
-------------------------------------------------------------------------------------------------------------
Illinois -- 0.7%
  1,000,000             AA-          Chicago, IL Gas Supply Revenue,
                                     6.100% due 6/1/25                                                995,000
-------------------------------------------------------------------------------------------------------------
Iowa -- 1.1%
  1,500,000             AA-          Dawson, IA IDR, (Cargill Inc. Project),
                                     6.500% due 7/15/12                                             1,565,625
-------------------------------------------------------------------------------------------------------------
Maryland -- 3.9%
  4,000,000             NR           Maryland State Energy Financing
                                     Administration, Solid Waste Disposal
                                     Revenue, (Hagerstown Project),
                                     9.000% due 10/15/16                                            4,060,000
  1,650,000             A*           Prince George's County, MD Refunding
                                     Revenue, (Dimension Health Corporation),
                                     5.300% due 7/1/24                                              1,388,063
-------------------------------------------------------------------------------------------------------------
                                                                                                    5,448,063
-------------------------------------------------------------------------------------------------------------
Massachusetts -- 5.8%
  2,000,000             AAA          Commonwealth of Massachusetts, Health
                                     and Education Revenue, Series G,
                                     MBIA-Insured, 5.375% due 7/1/24                                1,850,000
  2,000,000             Aaa*         Commonwealth of Massachusetts State
                                     Housing Finance Authority, Series A,
                                     MBIA-Insured, 6.100% due 7/1/15                                1,987,500
-------------------------------------------------------------------------------------------------------------

                                                           See Notes to
                                                           Financial Statements.

--------------------------------------------------------------------------------
                            Schedule of Investments
                          August 31, 1995 (continued)
--------------------------------------------------------------------------------

    Face
   Amount             Rating                   Security                                               Value
-------------------------------------------------------------------------------------------------------------
----------------------------------------------
Municipal Bonds and Notes -- 93.8% (continued)
----------------------------------------------
Massachusetts -- 5.8% (continued)
$ 4,000,000             NR           Commonwealth of Massachusetts, Industrial
                                     Financing Agency, (Fitchburg Recycling),
                                     9.000% due 8/1/16                                           $  4,160,000
-------------------------------------------------------------------------------------------------------------
                                                                                                    7,997,500
-------------------------------------------------------------------------------------------------------------
Michigan -- 6.8%
  1,000,000             AAA          Michigan State Housing Development
                                     Authority Revenue, 6.150% due 10/1/15                            992,500
  1,000,000             NR           Michigan State Strategic Funding, Limited
                                     Obligation Revenue, (Blue Water Fiber
                                     Project), 8.000% due 1/1/12                                      952,500
  5,600,000             NR           Midland County, MI Economic
                                     Development Corporation, PCR, Limited
                                     Obligation, Series B, 9.500% due 7/23/09                       6,048,000
  1,500,000             AA           University of Michigan, Hospital Revenue,
                                     Series A, 5.750% due 12/1/12                                   1,486,875
-------------------------------------------------------------------------------------------------------------
                                                                                                    9,479,875
-------------------------------------------------------------------------------------------------------------
Montana -- 1.4%
  2,000,000             NR           Montana State Board Investment Resources
                                     Recovery, (Yellowstone Energy Project),
                                     7.000% due 12/31/19                                            1,912,500
-------------------------------------------------------------------------------------------------------------
Nevada -- 5.3%
  4,650,000             BBB-         Clark County, NV IDR, (Southwest Gas
                                     Corporation), 7.500% due 9/1/32                                4,841,812
  2,485,000             AAA          Clark County, NV School District, Series A,
                                     MBIA-Insured, 5.875% due 6/15/14                               2,488,106
-------------------------------------------------------------------------------------------------------------
                                                                                                    7,329,918
-------------------------------------------------------------------------------------------------------------
New Hampshire -- 1.4%
  2,100,000             AAA          New Hampshire Higher Education and
                                     Health, (Mary Hitchcock Hospital),
                                     FGIC-Insured, 5.250% due 8/15/21                               1,913,625
-------------------------------------------------------------------------------------------------------------
New Jersey -- 1.1%
  1,500,000             A-           Union County, NJ Utilities Authority,
                                     Solid Waste Revenue, Series A,
                                     7.200% due 6/15/14                                             1,563,750
-------------------------------------------------------------------------------------------------------------

                                                           See Notes to
                                                           Financial Statements.

--------------------------------------------------------------------------------
                            Schedule of Investments
                          August 31, 1995 (continued)
--------------------------------------------------------------------------------

    Face
   Amount             Rating                   Security                                               Value
-------------------------------------------------------------------------------------------------------------
----------------------------------------------
Municipal Bonds and Notes -- 93.8% (continued)
----------------------------------------------
New York -- 7.1%
$ 3,000,000             AA           Battery Park City, NY Authority Revenue,
                                     Series A, 5.250% due 11/1/17                                $  2,688,750
  2,445,000             AA           New York State Housing Corporation,
                                     Revenue Refunding, (Battery Park City),
                                     5.500% due 11/1/20                                             2,218,837
  5,000,000             A*           New York City Municipal Water Finance
                                     Authority, Water & Sewer System Revenue,
                                     6.000% due 6/15/25                                             4,918,750
-------------------------------------------------------------------------------------------------------------
                                                                                                    9,826,337
-------------------------------------------------------------------------------------------------------------
North Carolina -- 1.1%
  1,500,000             A*           Coastal Regional Solid Waste Management
                                     Disposal Authority, NC Solid Waste Revenue,
                                     6.500% due 6/1/08                                              1,571,250
-------------------------------------------------------------------------------------------------------------
Ohio -- 0.7%
  1,000,000             AAA          Ohio State, Water Development Authority
                                     Revenue, Fresh Water Services,
                                     AMBAC-Insured, 5.900% due 12/1/21                              1,001,250
-------------------------------------------------------------------------------------------------------------
South Carolina -- 1.6%
  2,120,000             BBB+         Myrtle Beach, SC COP,
                                     (Myrtle Beach Convention Center),
                                     6.875% due 7/1/07                                              2,228,650
-------------------------------------------------------------------------------------------------------------
Tennessee -- 2.2%
  3,000,000             AA           Loudon County, TN IDR, Solid Waste
                                     Revenue, (Kimberly Clark),
                                     6.200% due 2/2/23                                              3,011,250
-------------------------------------------------------------------------------------------------------------
Texas -- 5.8%
  3,000,000             Aaa*         Arlington, TX Independent School District,
                                     5.750% due 2/15/21                                             2,955,000
  1,500,000             Aaa*         Burleson, TX Independent School District,
                                     6.750% due 8/1/24                                              1,601,250
  1,500,000             Aaa*         Leander, TX Independent School District,
                                     5.625% due 8/15/16                                             1,445,625
  2,000,000             AAA          Matagorda County, TX District No. 1,
                                     6.100% due 7/1/28                                              2,007,500
-------------------------------------------------------------------------------------------------------------
                                                                                                    8,009,375
-------------------------------------------------------------------------------------------------------------

                                                           See Notes to
                                                           Financial Statements.

--------------------------------------------------------------------------------
                            Schedule of Investments
                          August 31, 1995 (continued)
--------------------------------------------------------------------------------

    Face
   Amount             Rating                   Security                                               Value
-------------------------------------------------------------------------------------------------------------
----------------------------------------------
Municipal Bonds and Notes -- 93.8% (continued)
----------------------------------------------
Virginia -- 2.8%
$ 2,000,000             AAA          Riverside, VA Regional Jail Facility,
                                     Revenue Bonds, MBIA-Insured,
                                     6.000% due 7/1/25                                           $  2,000,000
  1,810,000             AA+          Virginia State Housing Development Authority,
                                     Series F, 6.400% due 7/1/28                                    1,830,363
-------------------------------------------------------------------------------------------------------------
                                                                                                    3,830,363
-------------------------------------------------------------------------------------------------------------
Washington -- 4.9%
  2,000,000             Aa*          Clark County, WA School District No. 037,
                                     5.900% due 12/1/12                                             2,015,000
  3,000,000             AA           Washington State, GO Bonds, Series A,
                                     5.750% due 9/1/19                                              2,932,500
  2,000,000             AAA          Washington State Public Power, (Nuclear
                                     Project No. 3), Series B, MBIA-Insured,
                                     5.600% due 7/1/15                                              1,885,000
-------------------------------------------------------------------------------------------------------------
                                                                                                    6,832,500
-------------------------------------------------------------------------------------------------------------
West Virginia -- 2.6%
  4,000,000             NR           Marion County, Community Solid Waste
                                     Disposal, (American Recycle Inc.),
                                     7.750% due 12/1/11                                             3,645,000
-------------------------------------------------------------------------------------------------------------
Wisconsin -- 2.4%
                                     Wisconsin Housing & Economic
                                     Development Authority, Series A:
  2,000,000             AA              Home Ownership Revenue,
                                        6.450% due 3/1/17                                           2,032,500
  1,370,000             A1*             Housing Revenue, 5.650% due 11/1/23                         1,236,425
-------------------------------------------------------------------------------------------------------------
                                                                                                    3,268,925
-------------------------------------------------------------------------------------------------------------
                                     Total Municipal Bonds and Notes
                                     (Cost -- $126,395,613)                                       130,264,525
=============================================================================================================

-------------------------------------------
Short-Term Tax-Exempt Investments++ -- 6.2%
-------------------------------------------
Florida -- 2.7%
  3,800,000             VMIG 1*    Hillsborough County, FL IDA, PCR (Tampa
                                     Electric Co. Project), 3.300% due 9/1/25                       3,800,000
-------------------------------------------------------------------------------------------------------------

                                                           See Notes to
                                                           Financial Statements.

--------------------------------------------------------------------------------
                            Schedule of Investments
                          August 31, 1995 (continued)
--------------------------------------------------------------------------------

    Face
   Amount             Rating                   Security                                               Value
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------
Short-Term Tax-Exempt Investments++ -- 6.2% (continued)
-------------------------------------------------------
Louisiana -- 2.2%
$ 1,000,000             VMIG 1*    Calcasieu Parish Inc., LA IDB, Environmental
                                     Revenue, (Citgo Petroleum Corp. Project),
                                     3.500% due 12/1/24                                          $  1,000,000
  2,000,000             VMIG 1*    Louisiana State Offshore Terminal Authority,
                                     (Loop Inc. Project), 3.200% due 9/1/06                         2,000,000
-------------------------------------------------------------------------------------------------------------
                                                                                                    3,000,000
-------------------------------------------------------------------------------------------------------------
Texas -- 0.6%
    800,000             A-1+         Lubbock, TX Health Facilities Development
                                     Corp. Revenue, (St. Joseph), 3.300% due 7/1/13                   800,000
-------------------------------------------------------------------------------------------------------------
Washington -- 0.7%
  1,000,000             A-1+         Washington State Health Care Facility,
                                     3.200% due 10/1/05++                                           1,000,000
-------------------------------------------------------------------------------------------------------------
                                     Total Short-Term Tax-Exempt Investments
                                     (Cost -- $8,600,000)                                           8,600,000
=============================================================================================================
                                     Total Investments -- 100%
                                     (Cost -- $134,995,613*)                                     $138,864,525
=============================================================================================================

 + Pre-refunded bonds escrowed by U.S. Government Securities and bonds escrowed to maturity with U.S. Government Securities are considered by manager to be triple-A rated even if issuer has not applied for new ratings.

++ Variable rate municipal bonds and notes are payable upon not more than one business day's notice.

++ Security partially segregated by custodian for futures contracts commitments.

 * Aggregate cost for Federal income tax purposes is substantially the same.

   See pages 10 & 11 for definition of ratings and certain security descriptions.

                                                           See Notes to
                                                           Financial Statements.

--------------------------------------------------------------------------------
                  Summary of Investments by Combined Ratings
                          August 31, 1995 (continued)
--------------------------------------------------------------------------------

                                                                  Percent of
Moody's               and/or                 S&P              Total Investments
--------------------------------------------------------------------------------
Aaa                                          AAA                     27.0%
Aa                                            AA                     16.8
A                                             A                      14.8
Baa                                          BBB                     16.1
VMIG 1                                       A-1                      6.2
NR                                            NR                     19.1
                                                                    -----
                                                                    100.0%
                                                                    =====

--------------------------------------------------------------------------------
                                 Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Corporation, except those identified by an asterisk (*) are rated by Moody's Investors Services. The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Rating from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.

AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's-- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa    -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A      -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa    -- Bonds that are rated "Baa" are considered as medium grade obligations,
          i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR     -- Indicates that the bond is not rated by Standard & Poor's Corporation or Moody's Investors Services.

--------------------------------------------------------------------------------
                         Short-Term Securities Ratings
--------------------------------------------------------------------------------

SP-1 -- Standard & Poor's highest rate rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1   -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1-- Moody's highest rating for issues having a demand feature --  (VRDO).

P-1   -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.


--------------------------------------------------------------------------------
                             Security Descriptions
--------------------------------------------------------------------------------

ABAG   --  Association of Bay Area Governors
AIG    --  American International Guaranty
AMBAC  --  American Municipal Bond Assurance Corporation
BAN    --  Bond Anticipation Notes
BIG    --  Bond Investors Guaranty
CGIC   --  Capital Guaranty Insurance Company
CHFCLI --  California Health Facility Construction Loan Insurance
COP    --  Certificate of Participation
EDA    --  Economic Development Authority
ETM    --  Escrowed To Maturity
FAIRS  --  Floating Adjustable Interest Rate Securities
FGIC   --  Financial Guaranty Insurance Company
FHA    --  Federal Housing Administration
FHLMC  --  Federal Home Loan Mortgage Corporation
FNMA   --  Federal National Mortgage Association
FRTC   --  Floating Rate Trust Certificates
FSA    --  Federal Savings Association
GIC    --  Guaranteed Investment Contract
GNMA   --  Government National Mortgage Association
GO     --  General Obligation
HDC    --  Housing Development Corporation
HFA    --  Housing Finance Authority
IDA    --  Industrial Development Authority
IDB    --  Industrial Development Board
IDR    --  Industrial Development Revenue
INFLOS --  Inverse Floaters
ISD    --  Independent School District
LOC    --  Letter of Credit
MBIA   --  Municipal Bond Investors Assurance Corporation
MVRICS --  Municipal Variable Rate Inverse Coupon Security
PCR    --  Pollution Control Revenue
PSF    --  Permanent School Fund
RAN    --  Revenue Anticipation Notes
RIBS   --  Residual Interest Bonds
RITES  --  Residual Interest Tax-Exempt Securities
TAN    --  Tax Anticipation Notes
TECP   --  Tax Exempt Commercial Paper
TOB    --  Tender Option Bonds
TRAN   --  Tax and Revenue Anticipation Notes
SYCC   --  Structured Yield Curve Certificate
VA     --  Veterans Administration
VRDD   --  Variable Rate Daily Demand
VRWE   --  Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
                     Statements of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                             August 31, 1995
Assets:
   Investments, at value (Cost -- $134,995,613)                                $138,864,525
   Cash                                                                              90,323
   Interest receivable                                                            2,099,043
   Total Assets                                                                 141,053,891

Liabilities:
   Investment advisory fees payable                                                  80,249
   Administration fees payable                                                       22,928
   Dividends payable                                                                298,024
   Payable for securities purchased                                               1,807,263
   Payable to broker                                                                 59,375
   Accrued expenses                                                                 137,024
---------------------------------------------------------------------------------------------
   Total Liabilities                                                              2,404,863
---------------------------------------------------------------------------------------------
Total Net Assets                                                               $138,649,028
=============================================================================================

Net Assets:
   Par value of capital shares                                                 $     11,217
   Capital paid in excess of par value                                          134,020,329
   Undistributed net investment income                                              605,716
   Accumulated net realized gain
      on security transactions and futures                                          361,604
   Net unrealized appreciation of investments and futures                         3,650,162
---------------------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $12.36 a share on 11,216,668 shares of $0.001
   par value outstanding; 500,000,000 shares authorized)                       $138,649,028
=============================================================================================

                                                           See Notes to
                                                           Financial Statements.

--------------------------------------------------------------------------------
                            Statement of Operations
--------------------------------------------------------------------------------

                                                                              Year Ended
                                                                                8/31/95
-----------------------------------------------------------------------------------------
Investment Income:
   Interest                                                                 $ 9,271,574
-----------------------------------------------------------------------------------------
Expenses:
   Investment advisory fees (Note 2)                                            934,964
   Administration fees (Note 2)                                                 267,133
   Audit and legal                                                               79,597
   Shareholder communications                                                    66,123
   Directors' fees                                                               44,191
   Shareholder and system servicing fees                                         37,844
   Custody                                                                       37,171
   Registration fees                                                                221
   Other                                                                         55,370
-----------------------------------------------------------------------------------------
   Total Expenses                                                             1,522,614
-----------------------------------------------------------------------------------------
Net Investment Income                                                         7,748,960
-----------------------------------------------------------------------------------------
Realized and Unrealized Gain on
Investments and Futures (Notes 3 and 4):
   Realized Gain (Loss) From:
      Security transactions (excluding short-term securities)                  (196,557)
      Futures contracts                                                         557,787
-----------------------------------------------------------------------------------------
   Net Realized Gain                                                            361,230
-----------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments
   and Futures:
      Beginning of year                                                         370,628
      End of year                                                             3,650,162
-----------------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                                    3,279,534
-----------------------------------------------------------------------------------------
Net Gain on Investments and Futures                                           3,640,764
-----------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                      $11,389,724
=========================================================================================

                                                           See Notes to
                                                           Financial Statements.

--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           Year Ended           Year Ended
                                                             8/31/95              8/31/94
-----------------------------------------------------------------------------------------------
Operations:
   Net investment income                                  $  7,748,960         $  7,207,830
   Net realized gain                                           361,230            1,512,132
   Increase (decrease) in net
      unrealized appreciation                                3,279,534           (8,435,959)
-----------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                   11,389,724              284,003
-----------------------------------------------------------------------------------------------
Offering Costs Credited (Charged)
   To Paid-In Capital                                               --              102,055
-----------------------------------------------------------------------------------------------
Distributions to Shareholders From:
   Net investment income                                    (7,593,684)          (7,526,384)
   Net realized gains                                       (1,395,354)          (6,617,834)
-----------------------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions to Shareholders                         (8,989,038)         (14,144,218)
-----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                            2,400,686          (13,758,160)
Net Assets:
   Beginning of year                                       136,248,342          150,006,502
-----------------------------------------------------------------------------------------------
   End of year*                                           $138,649,028         $136,248,342
===============================================================================================
*  Includes undistributed net
   investment income of:                                      $605,716             $450,440
===============================================================================================

                                                           See Notes to
                                                           Financial Statements.

--------------------------------------------------------------------------------
                         Notes to Financial Statements
                                August 31, 1995
--------------------------------------------------------------------------------

     1. Significant Accounting Policies

     Managed Municipals Portfolio II Inc. ("Portfolio"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Portfolio are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) short-term securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, as applicable; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premiums and accretion of original issue discounts, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to the Portfolio; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes and (i) certain prior year numbers have been restated to reflect current year's presentation. Net investment income, net realized gains, and net assets were not affected by this change.

     2. Investment Advisory Agreement, Administration Agreement and Other Transactions

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Greenwich Street Advisors division, acts as investment adviser to the Portfolio. The Portfolio pays SBMFM an advisory fee calculated at an annual rate of 0.70% of the average daily net assets of the Portfolio. This fee is calculated daily and paid monthly.

     SBMFM also acts as the Portfolio's administrator for which the Portfolio pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

     In addition, The Boston Company Advisors, Inc. ("Boston Advisors"), an indirect wholly owned subsidiary of Mellon Bank Corporation, acted as sub-administratator to the Portfolio. SBMFM paid Boston Advisors a portion of its administration fee at a rate agreed upon from time to time between

--------------------------------------------------------------------------------
                         Notes to Financial Statements
                          August 31, 1995 (continued)
--------------------------------------------------------------------------------

SBMFM and Boston Advisors. As of July 10, 1995 this relationship was terminated.

     3. Securities Transactions

     For the year ended August 31, 1995, cost of purchase and proceeds from sales of investment securities (excluding short-term investments) aggregated $125,869,373 and $141,294,516, respectively.

     At August 31, 1995, aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost amounted to $4,923,408 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value amounted to $1,054,496 or a net unrealized appreciation of $3,868,912.

     4. Futures Contracts

     Initial margin deposits are made upon entering into futures contracts and are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.

     At August 31, 1995 the Portfolio had the following open futures contracts:

Futures             Expiration      # of        Basis        Market       Unrealized
contracts sold      Month/Year   Contracts      Value         Value          Loss
====================================================================================
U.S. Government
  Long Bond Index      9/95         100       $11,096,875   $11,315,625    $218,750
====================================================================================

     5. Off Balance Sheet Risk

     During the year ended August 31, 1995, the Portfolio entered into transactions with off-balance-sheet risk in order to reduce its exposure to market risk. These financial instruments include the short selling of futures. These instruments contain off-balance-sheet risk whereby changes in market values of the instruments may be in excess of the amounts recognized in the schedule of investments.

--------------------------------------------------------------------------------
                             Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding througout each year:

                                                       1995             1994          1993(1)
================================================================================================
Net Asset Value, Beginning of Year                   $12.15           $13.37          $12.00
------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                               0.69             0.64            0.62
   Net realized and unrealized gain
      (loss) on investments                            0.32            (0.61)           1.34
------------------------------------------------------------------------------------------------
Total Income From Operations                           1.01             0.03            1.96
------------------------------------------------------------------------------------------------
Offering Costs Credited (Charged)
   to Paid-In Capital:                                   --             0.01           (0.04)
------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                              (0.68)           (0.67)          (0.55)
   Net realized gains                                 (0.12)           (0.59)             --
------------------------------------------------------------------------------------------------
Total Distributions                                   (0.80)           (1.26)          (0.55)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $12.36           $12.15          $13.37
------------------------------------------------------------------------------------------------
Total Return                                           8.86%            0.72%           9.97%++
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $138,649         $136,248        $149,970
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                            1.14%            1.12%           1.10%+
   Net investment income                               5.80             5.08            5.21+
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  95%              85%            163%
================================================================================================
Market Value, End of Year                           $11.625          $11.500         $12.625
================================================================================================

(1) For the period from September 24, 1992 (commencement of operations) to August 31, 1993.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

  + Annualized.

--------------------------------------------------------------------------------
                        Quarterly Results of Operations
                          August 31, 1995 (unaudited)
--------------------------------------------------------------------------------

                                                                              Net Realized and             Net Increase
                                                                               Unrealized Gain           (Decrease) in Net
                             Investment              Net Investment               (Loss) on                 Assets from
                               Income                    Income                  Investments                 Operations
-----------------------------------------------------------------------------------------------------------------------------
                                       Per                       Per                         Per                         Per
Quarter Ended           Total         Share         Total       Share         Total         Share         Total         Share
-----------------------------------------------------------------------------------------------------------------------------
November 30,
   1992*              $1,569,794      $0.14      $1,322,744      0.12      $   136,467      $0.01      $ 1,459,211      $0.13
February 28,
   1993                2,224,608       0.20       1,853,650      0.17       11,113,679       0.99       12,967,329       1.16
May 31,
   1993                2,293,737       0.20       1,954,811      0.17         (896,302)     (0.08)       1,058,509       0.09
August 31,
   1993                2,259,898       0.20       1,762,090      0.16        4,727,465       0.42        6,489,555       0.58
November 30,
   1993                2,192,534       0.20       1,765,112      0.16        2,478,339       0.22        4,243,451       0.38
February 28,
   1994                2,185,398       0.19       1,776,196      0.16       (3,377,219)     (0.30)      (1,601,023)     (0.14)
May 31,
   1994                2,214,185       0.20       1,821,700      0.16       11,695,051       1.04       13,516,751       1.20
August 31,
   1994                2,209,646       0.20       1,844,822      0.16      (17,719,998)     (1.57)     (15,875,176)     (1.41)
November 30,
   1994                2,285,035       0.20       1,903,928      0.17      (11,803,746)     (1.05)      (9,899,818)     (0.88)
February 28,
   1995                2,274,910       0.20       1,924,466      0.17       11,970,538       1.06       13,895,004       1.23
May 31,
   1995                2,370,604       0.21       1,965,482      0.18        4,883,683       0.43        6,849,165       0.61
August 31,
   1995                2,341,025       0.21       1,955,084      0.17       (1,409,711)     (0.12)         545,373       0.05
-----------------------------------------------------------------------------------------------------------------------------

* For the period from September 24, 1992 (commencement of operations) to November 30, 1992.

--------------------------------------------------------------------------------
                                Financial Data
                          August 31, 1995 (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period.

                                                                                     Capital
                                         NYSE            Net                          Gains           Dividend
                                        Closing         Asset        Dividend        Dividend       Reinvestment
   Payable Date                         Price+          Value+         Paid            Paid             Price
----------------------------------------------------------------------------------------------------------------
September 30, 1994                     $11.125         $11.84         $0.061            --             $11.26
October 31, 1994                        11.125          11.61          0.061            --              10.98
November 30, 1994                       10.250          10.81          0.061            --              10.52
December 31, 1994                       10.250          11.21           --           $0.1244            10.91
January 31, 1995                        11.000          11.44          0.061            --              11.23
February 28, 1995                       11.375          11.94          0.061            --              11.47
March 31, 1995                          11.250          12.11          0.061            --              11.35
April 30, 1995                          11.125          12.25          0.061            --              11.40
May 31, 1995                            11.250          12.36          0.061            --              11.59
June 30, 1995                           11.563          12.26          0.063            --              11.72
July 31, 1995                           11.625          12.28          0.063            --              11.72
August 31, 1995                         11.500          12.22          0.063            --              11.68
----------------------------------------------------------------------------------------------------------------

+ As of record date, September 23, 1994, October 24, 1994, November 22, 1994,
  December 22, 1994, January 24, 1995, February 21, 1995, March 24, 1995, April 21, 1995, May 23, 1995, June 27, 1995, July 28, 1995 and August 25, 1995,
  respectively.

--------------------------------------------------------------------------------
                            Additional Information
--------------------------------------------------------------------------------

     Change in Independent Auditor: On October 20, 1994, based upon the recommendation of the Audit Committee of the Portfolio, the Board of Directors determined not to retain Coopers & Lybrand L.L.P. ("Coopers & Lybrand") as the Portfolio's independent auditor and voted to appoint KPMG Peat Marwick LLP. During the Portfolio's two most recent fiscal years, Coopers & Lybrand's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during this same period there were no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make reference to the subject matter of such disagreements in connection with its audit reports. The Portfolio has requested Coopers & Lybrand to provide a letter to the Securities & Exchange Commission stating whether Coopers & Lybrand agrees with the foregoing statements, and to provide the Portfolio with a copy of such letter. A copy of this letter is available upon request by calling the Portfolio at (212) 723-9218.

--------------------------------------------------------------------------------
                          Dividend Reinvestment Plan
--------------------------------------------------------------------------------

     The Portfolio expects to pay monthly dividends of substantially all its net investment income (that is, income (including its tax-exempt income and its accrued original issue discount income) other than net realized capital gains) to the holders of Common Stock. Under the Portfolio's current policy, which may be changed at any time by its Board of Directors, the Portfolio's monthly dividends will be made at a level that reflects the past and projected performance of the Portfolio, which policy over time will result in the distribution of all net investment income of the Portfolio. Expenses of the Portfolio are accrued each day. Net realized capital gains, if any, will be distributed to the shareholders at least once a year.

     Under the Portfolio's Dividend Reinvestment Plan (the "Plan"), a shareholder whose shares of Common Stock are registered in his or her own name will have all distributions from the Portfolio reinvested automatically by The Shareholder Services Group, Inc. ("TSSG") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "Street Name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in Street Name should consult their broker-dealers for details regarding reinvestment. All distributions to Portfolio shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of TSSG as dividend-paying agent.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Common Stock is equal to or exceeds the net asset value per share at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, Plan participants will be issued shares of Common Stock valued at the greater of (1) the net asset value per share most recently determined as described under "Net Asset Value" or (2) 95% of the market value. To the extent the Portfolio issues shares to participants in the Plan at a discount to net asset value, the remaining shareholders' interests in the Portfolio's net assets will be proportionately diluted.

     If the net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, or if the Portfolio declares a dividend or capital gains distribution payable only in cash, TSSG will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before TSSG has completed its purchases, and the market price exceeds the net asset value of the Common Stock, TSSG will attempt to terminate

--------------------------------------------------------------------------------
                          Dividend Reinvestment Plan
                                  (continued)
--------------------------------------------------------------------------------

purchases in the open market and cause the Portfolio to issue the remaining dividend or distribution in shares at net asset value per share. In this case, the number of shares of Common Stock received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Portfolio issues the remaining shares. To the extent TSSG is unable to stop open market purchases and cause the Portfolio to issue the remaining shares, the average per share purchase price paid by TSSG may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Portfolio at net asset value. TSSG will begin to purchase Common Stock on the open market as soon as practicable after the record date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date thereof, except when necessary to comply with applicable provisions of the Federal securities laws.

     TSSG maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant, will be held by TSSG in uncertificated form in the name of each Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     Experience under the Plan may indicate that changes to it are desirable. The Portfolio reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by TSSG, with the Portfolio's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to The Shareholders Services Group, Inc., P.O. Box 1376, Boston, Massachusetts 02104 or by telephone at (800) 331-1710.

--------------------------------------------------------------------------------
                         Independent Auditors' Report
                                August 31, 1995
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Managed Municipals Portfolio II Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Managed Municipals Portfolio II Inc. as of August 31, 1995, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 1994 and the financial highlights for the year and period in the two-year period then ended, were audited by other auditors whose report thereon, dated October 7, 1994, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Managed Municipals Portfolio II Inc. as of August 31, 1995, and the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.


New York, New York
October 13, 1995

                              Managed Municipals
                               Portfolio II Inc.

Directors
Charles F. Barber
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
Heath B. McLendon

Officers
Heath B. McLendon
Chairman and
Investment Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Treasurer and
Senior Vice President

Joseph P. Deane
Vice President
Investment Officer

David Fare
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Custodian
PNC Bank
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103

Investment Adviser
Smith Barney Mutual Funds
  Management Inc.
388 Greenwich Street
New York, New York 10013

Transfer Agent
The Shareholder Services Group, Inc.
P.O. Box 1376
Boston, Massachusetts 02104

                This report is sent to the shareholders of the
                     Managed Municipals Portfolio II Inc.
                for their information. It is not a Prospectus,
              circular or representation intended for use in the
             purchase or sale of shares of the Portfolio or of any
                      securities mentioned in the report.
                                 FD0775 10/95